UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 27, 2021

AMERISERV FINANCIAL, INC.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	0-11204	25-1424278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Main & Franklin Streets Johnstown, Pennsylvania		15901
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code (814) 533-5300

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title Of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Stock	ASRV	The NASDAQ Stock Market LLC
8.45% Beneficial Unsecured Securities, Series A (AmeriServ Financial Capital Trust I)	ASRVP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of the shareholders of AmeriServ Financial, Inc. was held on April 27, 2021.  At the Annual Meeting, there were present in person or by proxy 14,262,854 shares of the Company’s common stock, representing approximately 83.57% of the total outstanding shares.  The proposals considered at the Annual Meeting and the voting results on each matter were as follows:

Proposal #1	FOR	WITHHELD	BROKER NON-VOTES	% Voted For

Election of Class II directors for three year terms expiring in 2024.

J. Michael Adams, Jr.	8,083,706	1,562,832	4,616,316	83.80%
Margaret A. O’Malley	8,048,374	1,598,164	4,616,316	83.43%
Mark E. Pasquerilla	8,062,460	1,584,078	4,616,316	83.58%

Proposal #2	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	% Voted For
Approval of the AmeriServ Financial, Inc. 2021 Equity Incentive Plan.	8,192,757	1,300,533	153,248	4,616,316	84.92%

Proposal #3	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	% Voted For
Ratification of the appointment of S.R. Snodgrass PC as our independent registered public accounting firm.	13,969,333	69,314	224,207	0	97.94%

Proposal #4	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	% Voted For
Advisory (non-binding) vote on the compensation of the named executive officers.	8,171,492	1,422,697	52,349	4,616,316	84.70%

Item 7.01 Regulation FD Disclosure

AmeriServ Financial, Inc. posted a new investor presentation on its Investor Relations website at http://investors.ameriserv.com/Presentations. This investor presentation, attached as Exhibit 99.1 hereto and incorporated herein by reference, is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for any purpose.

Item 9.01     Financial Statements and Exhibits.

(d)Exhibits:

99.1	Investor slide presentation utilized at the Annual Shareholders meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISERV FINANCIAL, INC.

Dated: April 28, 2021	By:	/s/ Michael D. Lynch
Michael D. Lynch
SVP & CFO